Exhibit 10c

STATEMENT OF CHIEF EXECUTIVE OFFICER OF ARCADIS NV
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arcadis NV (the “Company”) on Form 20-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Harrie L.J. Noy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harrie L.J. Noy
Name: Harrie L.J. Noy
Title: Chief Executive Officer ARCADIS NV
June 12, 2003